PayPal Funds

February 22, 2006

(Supplement to prospectus dated April 30, 2005)

Important Notice to Shareholders:

THE CHANGE NOTED BELOW HAS BEEN MADE TO THE FUND’S EXPENSES, EFFECTIVE MARCH 1, 2006.

THE FOLLOWING TABLE REPLACES THE TABLE STARTING ON PAGE 4:

FUND FEES AND EXPENSES

This table describes what you could expect to pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund’s assets, which means you pay them indirectly. “Shareholder Fees” are one-time expenses charged to you directly by the Fund. “Operating Expenses” are paid out of Fund assets, so their effect is included in total return.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and Other Distributions	None
Redemption Fee (within 90 days of purchase)	None
Maximum Account Fee	None
ANNUAL FUND OPERATING EXPENSES 1 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees [2]	1.10%
Distribution (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	1.13%
Net Operating Expenses	1.13%

*PayPal Asset Management, Inc. (the “Adviser”) has voluntarily agreed to limit the Fund’s net operating expenses to an annual rate of 0.35%, excluding:

•	the fees and expenses of the independent trustees (and their independent legal counsel, if any);

•	the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund’s Compliance Program, if any); and

•	the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium.

Pursuant to the voluntary agreement, the Fund’s anticipated maximum net operating expenses, with these excluded items, are expected to be equal to an annual rate of 0.38%. If the investment adviser for the Master Portfolio voluntarily waives or reimburses certain of its fees, the Adviser may, but is not required to, further reduce the Fund's net operating expenses by a corresponding amount or less. With the prior approval of the Board of Trustees, the Adviser may terminate or modify this voluntary waiver at any time.

1.	The cost reflects the expenses at both the Fund and the Master Portfolio levels.

2.
Management fees have been restated to reflect current fees. Management fees include a fee equal to 0.10% of the average daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. The investment adviser for the Master Portfolio may voluntarily waive or reimburse certain of its fees, as it determines, from time to time. Management fees also include a “unified” fee equal to 1.00% of the average daily net assets payable by the Fund to the Adviser. The Adviser provides, or arranges for the provision of administration, transfer agency, pricing, custodial, auditing, and legal services to the Fund, and is responsible for payment of all of the operating expenses of the Fund, except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund’s Compliance Program, if any), the Fund’s portion of the trustees and officers/errors and omissions liability insurance premium and extraordinary expenses.